SECURITY AGREEMENT

     This Security Agreement is made this 10th day of April, 1996 by and between Cibola Corporation, a Wyoming corporation (the "Secured Party"), and The Beard Company, an Oklahoma corporation (the "Debtor").

                            RECITALS:

     WHEREAS, the Debtor is justly indebted to the Secured Party as evidenced by that certain Nonrecourse Secured Promissory Note dated of even date herewith in the principal amount of $1,438,560.00 (the "Note"), the proceeds of which were used by the Debtor to acquire 144,000 shares of common stock, $0.01 par value, of the Secured Party (the "Pledged Shares");

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Debtor and the Secured Party agree as follows:

     1.   Definitions.  The following terms shall have the following meanings:

          "Distributions" shall mean all stock dividends, liquidating dividends, shares of stock resulting from stock splits, reclassifications, warrants, options, noncash dividends, and other distributions on or with respect to the Pledged Shares, whether similar or dissimilar to the foregoing, except that Distributions shall not mean Dividends as that term is defined below.

          "Dividends" shall mean cash dividends declared on or with respect to the Pledged Shares; such term does not include any Distributions.

          "Pledged Property" shall mean all the Pledged Shares and all other instruments that are now being delivered by the Debtor to, or that may from time to time hereafter be delivered by the Debtor to, the Secured Party or any agent, custodian, or representative of the Secured Party pursuant to this Security Agreement.

     2. Security Interest. To secure the payment when due of principal and interest under the Note and the performance of the Debtor's obligations under this Security Agreement and any other agreement with the Secured Party, the Debtor shall and hereby does, on and as of the date hereof, grant, convey, assign, and transfer to the Secured Party a security interest in and to:

     (a) the Pledged Property together with all Dividends, Distributions, and any rights with respect thereto, and all proceeds of any of the foregoing;

     (b) all additional shares of stock of the Secured Party at any time and from time to time acquired by the Debtor in any manner and the certificates representing such additional shares, and also cash, securities, dividends, rights, and other property at any time and from time to time received, receivable, or otherwise distributed with respect to or in exchange for any or all of the additional shares subject to this Section 2 (b); and

     (c) all other property hereafter delivered to the Secured Party in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such property, and all cash, securities, interest, Dividends, Distributions, rights, and other property at any time and from time to time received, receivable, or otherwise distributed with respect to or in exchange for any or all thereof;

together with interest, profits, Dividends, and Distributions arising there-from, and in the case of intangible property, all voting (provided, however, that so long as no default exists hereunder or under the Note, the Debtor shall have the right to vote all shares of stock that are held as Collateral), surrender, borrowing, redemption, or similar rights, and all accruals or increases thereof, or substitutions thereof (all such Pledged Property, Dividends, Distributions, notes, instruments, cash, securities, interests, rights, and other property being herein collec-tively called the "Collateral").

     3.   Default.

          3.1 Events of Default. Under the Note and this Security Agreement, any one or more of the following shall constitute an "Event of Default":

               (a) The Debtor shall fail to make a payment of interest or principal on the Note when the same shall have become due;

               (b) Default shall occur in the observance or performance of any other material provision of the Note, this Security Agreement, or any other agreement between the Debtor and the Secured Party; or

               (c) The Debtor becomes insolvent or bankrupt, is generally unable to pay debts as they become due, makes an assignment for the benefit of creditors, causes or suffers an order for relief to be entered against it under applicable federal bankruptcy law, or applies for or consents to the appointment of a custodian, trustee, liquidator, or receiver for the Debtor or for the major part of its property.

          3.2 Remedies. Upon the occurrence of an Event of Default, the Secured Party shall have all rights and remedies available to it under this Security Agreement, the Note, and under the Uniform Commercial Code and any other applicable law.

          3.2.1 Whenever a default shall be existing, the Note, notwithstanding any provisions thereof to the contrary, at the option of the Secured Party and without demand or notice of any kind, be declared, and thereupon immediately shall become, due and payable, and the Secured Party may exercise from time to time any rights and remedies available to it under this Security Agreement. The Debtor hereby waives presentment, demand, protest, and any notice
     (to the extent permitted by applicable law) of any kind in connection with this Security Agreement.

          3.2.2 The Secured Party shall be entitled to recover all of its costs, including but not limited to attorneys' fees, incurred with respect to the collection of the amounts due under the Note and under the terms of this Security Agreement from the proceeds of the sale of the Collateral.

          3.2.3 Any proceeds of any disposition of the Collateral may be applied by the Secured Party to the payment of expenses incurred in connection with the Collateral, including without limitation reasonable attorneys' fees and legal expenses, and any balance of such proceeds may be applied by the Secured Party toward the payment of the amounts due under the Note.

          3.2.4 If any notification of intended disposition of any of the Collateral is required by law, such notification, if mailed, shall be deemed reasonably and properly given if mailed at least five days before such disposition, postage prepaid, addressed to the Debtor, either at the address of the Debtor as shown herein or at any other address of the Debtor appearing on the records of the Secured Party.

          3.2.5 All of the Secured Party's rights and remedies expressed hereunder are in addition to all other rights and remedies possessed by the Secured Party, including those under any other agreement or instrument relating to any of the liabilities or security therefor.
     No delay on the Secured Party's part in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Secured Party of any right or remedy shall preclude other or further exercise thereof or the exercise of any right or remedy. No action by the Secured Party permitted hereunder shall impair or affect its rights in and to the collateral.

          3.2.6 The Debtor agrees that in any sale of any of the Collateral pursuant to a Default, the Secured Party is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel as necessary in order to avoid any violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to persons who will represent and agree that they are pur-chasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any governmental regulatory authority or official, and the Debtor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Secured Party be liable nor accountable to the Debtor for any discount allowed by reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

          3.2.7 No delay or omission of the Secured Party to exercise any right, remedy or power shall impair the same or be construed to be a waiver of any Event of Default or an acquiescence thereto. No waiver of any Event of Default shall extend to or affect any subsequent Event of Default or impair any rights, remedies, or powers available to the Secured Party. The acceptance by the Secured Party at any time and from time to time of partial payment of the Note shall not be deemed to be a waiver of any default then existing. If any waiver is granted by the Secured Party, it will be under no obligation to give notice to the Debtor that future waivers will not be granted.

     4. Representations and Warranties of The Debtor. To induce the Secured Party to enter into the transactions provided for herein, the Debtor represents and warrants to the Secured Party that:

          4.1 The Debtor is duly authorized to execute and deliver this Security Agreement and the Note and to perform all of its obligations thereunder, including the execution, delivery, and performance of whatever additional documents are necessary or required in connection with the transactions that are contemplated herein.

          4.2 The execution and delivery by the Debtor of this Security Agreement and the Note and the performance by the Debtor of its obligations under this Security Agreement and the Note do not and will not conflict with any provision of law or of any other agreement affecting or binding upon the Debtor.

          4.3 This Security Agreement and the Note, when duly executed and delivered, will be valid and binding obligations of the Debtor enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditors' rights.

     5. Rights and Obligations of the Secured Party and the Debtor With Respect to the Collateral.

          5.1 Upon the occurrence of an Event of Default, the Secured Party shall be entitled to exercise its remedies hereunder.

          5.2 Upon payment in full of the Note, the security interest of the Secured Party in the Collateral shall, without any further action on the part of any person, thereafter terminate and be released. Further, the Secured Party in that event agrees to execute such documents as are requested by the Debtor to further evidence the release of this security interest, including written releases and termination statements with respect to the released security interest.

     6. Set-off. As additional security for the payment of the Note, the Secured Party is hereby given a pledge lien upon and a security interest in any amounts that may be owing from time to time by the Secured Party to the Debtor, which lien and security interest shall be independent of and additional to the right of set-off that the Secured Party may have.

     7. Notices. All notices required or permitted under this Security Agreement must be in writing and shall be sufficient if delivered personally or mailed by certified or registered mail, return receipt requested, to the other party at the addresses set forth below:

          Secured Party:           Cibola Corporation
                                   c/o CT Corporation System
                                   1720 Carey Avenue
                                   Cheyenne, Wyoming 82001

          Debtor:                  The Beard Company
                                   Enterprise Plaza, Suite 320
                                   5600 North May Avenue
                                   Oklahoma City, Oklahoma 73112
                                   Attention:  Herb Mee, Jr.

     8. Governing Law; Interpretation. This Security Agreement shall be construed, enforced, and governed in accordance with the laws of the State of Wyoming. Wherever possible each provision of this Security Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Security
Agreement.   This Security Agreement was negotiated and prepared by both parties with advice of counsel to the extent deemed necessary by each party, and was not prepared by one party to the exclusion of the other. Accordingly, it should not be interpreted or construed against a party by reason of that party's participation in its preparation.

     9. Headings. The descriptive headings contained in this Security Agreement are for reference purposes only and are not intended to interpret, define, or limit the scope, extent, or intent of this Security Agreement or any provision contained herein.

     10. Amendment; Waiver. This Security Agreement may only be amended by a written agreement signed by all of the parties hereto. A waiver of a breach of any provision of this Security Agreement by any party shall not operate or be construed as a waiver of any subsequent breach.

     11. Assignment. This Security Agreement shall be binding upon all parties, and their successors and assigns.

     12. Severability. If any provision of this Security Agreement as applied to any party or to any circumstances shall be adjudged by a court of competent jurisdiction to be void or unenforceable, the same shall in no way affect any other provision of this Security Agreement or the validity or enforceability of this Security Agreement.

     13. Counterparts. This Security Agreement may be executed in counterparts, each of which will be deemed an original.

     14. Rights Cumulative. All rights and remedies with respect to the subject matter hereof, whether evidenced hereby or by any other agreement, instrument, or paper, will be cumulative, and may be exercised separately or concurrently.

     15. Entire Agreement. The parties herein have not made any representa-tions, warranties, or covenants not set forth with respect to this subject matter hereof, and this Security Agreement constitutes the entire agreement between them with respect to the subject matter hereof.

     16. Further Instruments. The parties agree to execute any financing statements and all such other and further instruments and documents and to take any and all such further actions reasonably required to effectuate this Security Agreement, and the intents and purposes hereof.

     IN WITNESS WHEREOF, the parties have executed this Security Agreement on the date first written above.

Secured Party:                CIBOLA CORPORATION


                              By:  MICHAEL C. BLACK
                                   Michael C. Black, President


Debtor:                       THE BEARD COMPANY


                              By:  HERB MEE, JR.
                                   Herb Mee, Jr., President